Exhibit 99.2

Medical Properties Trust THIRD QUARTER 2019 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5Debt Summary 6Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10EBITDARM to Rent Coverage 13Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15Consolidated Balance Sheets 16Unconsolidated Joint Venture Investments 17 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover: Southern California Hospital in Culver City, California, and Manchester Memorial Hospital in Connecticut, both MPT-owned acute care hospitals. On page 2: Southern California Hospital in Culver City, California. Q3 2019 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust that provides capital to hospital operators located throughout the U.S. and other countries. We focus exclusively on hospitals, which is where the highest intensity of care is provided to patients. MPT is currently the second-largest non-governmental owner of hospital beds in the U.S. Our financing model allows owners of hospitals to unlock the value of their underlying real estate, primarily through sale leaseback transactions. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director of Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert Q3 2019 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman
Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert
Treasurer and Managing Director of Capital Markets
(205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1

Standard & Poor's – BBB-

MPW LISTED NYSE



Above: Privatklinik Obach, an acute care hospital in Solothurn, Switzerland owned by Infracore SA. MPT owns a 46% interest in Infracore.

Q3 2019 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 89,786	$ 736,034	$ 245,046	$ 938,202
Participating securities' share in earnings	(432)	(290)	(1,354)	(808)
Net income, less participating securities' share in earnings	**$ 89,354**	**$ 735,744**	**$ 243,692**	**$ 937,394**
Depreciation and amortization	50,163	32,641	130,424	104,314
Gain on sale of real estate and other, net	(209)	(647,204)	(62)	(672,822)
Funds from operations	**$ 139,308**	**$ 121,181**	**$ 374,054**	**$ 368,886**
Write-off of straight-line rent and other, net of tax benefit	4,230	4,321	7,232	17,615
Unutilized financing fees	3,959	-	4,873	-
Acquisition costs, net of tax benefit	-	1,661	-	2,072
Normalized funds from operations	**$ 147,497**	**$ 127,163**	**$ 386,159**	**$ 388,573**
Share-based compensation	9,087	4,970	22,119	11,695
Debt costs amortization	2,659	1,952	6,914	5,543
Straight-line rent revenue and other	(39,204)	(26,743)	(96,762)	(74,544)
Adjusted funds from operations	**$ 120,039**	**$ 107,342**	**$ 318,430**	**$ 331,267**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.20	$ 2.00	$ 0.60	$ 2.56
Depreciation and amortization	0.12	0.09	0.32	0.29
Gain on sale of real estate and other, net	-	(1.76)	-	(1.84)
Funds from operations	**$ 0.32**	**$ 0.33**	**$ 0.92**	**$ 1.01**
Write-off of straight-line rent and other, net of tax benefit	0.01	0.01	0.02	0.04
Unutilized financing fees	-	-	0.01	-
Acquisition costs, net of tax benefit	-	0.01	-	0.01
Normalized funds from operations	**$ 0.33**	**$ 0.35**	**$ 0.95**	**$ 1.06**
Share-based compensation	0.02	0.01	0.05	0.03
Debt costs amortization	0.01	0.01	0.02	0.02
Straight-line rent revenue and other	(0.09)	(0.08)	(0.24)	(0.20)
Adjusted funds from operations	**$ 0.27**	**$ 0.29**	**$ 0.78**	**$ 0.91**

Notes:

(A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q3 2019 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(As of September 30, 2019)
($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance	
2021 Credit Facility Revolver (£367M) (A)	Variable	1.970%	$	451,006
2022 Term Loan	Variable	3.610%		200,000
4.000% Notes Due 2022 (€500M) (A)	Fixed	4.000%		544,950
2024 AUD Term Loan (AUD$1.2B)(A)	Fixed(B)	2.450%		810,000
6.375% Notes Due 2024	Fixed	6.375%		500,000
5.500% Notes Due 2024	Fixed	5.500%		300,000
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%		544,950
5.250% Notes Due 2026	Fixed	5.250%		500,000
5.000% Notes Due 2027	Fixed	5.000%		1,400,000
4.625% Notes Due 2029	Fixed	4.625%		900,000
			$	6,150,906
Debt issuance costs and discount				(54,674)
	Weighted average rate	4.261%	$	6,096,232

Rate Type as Percentage of Total Debt


Variable
10.6%
Fixed
89.4%

(A) Non-USD denominated debt converted to U.S. dollars at September 30, 2019.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.45% for the duration of the loan.

Q3 2019 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
2021 Credit Facility Revolver (£367M)	$ -	$ -	$ 451,006	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2022 Term Loan	-	-	-	200,000	-	-	-	-	-	-	-
4.000% Notes Due 2022 (€500M)	-	-	-	544,950	-	-	-	-	-	-	-
2024 AUD Term Loan (AUD$1.2B)	-	-	-	-	-	810,000	-	-	-	-	-
6.375% Notes Due 2024	-	-	-	-	-	500,000	-	-	-	-	-
5.500% Notes Due 2024	-	-	-	-	-	300,000	-	-	-	-	-
3.325% Notes Due 2025 (€500M)	-	-	-	-	-	-	544,950	-	-	-	-
5.250% Notes Due 2026	-	-	-	-	-	-	-	500,000	-	-	-
5.000% Notes Due 2027	-	-	-	-	-	-	-	-	1,400,000	-	-
4.625% Notes Due 2029	-	-	-	-	-	-	-	-	-	-	900,000
	$ -	$ -	$ 451,006	$ 744,950	$ -	$ 1,610,000	$ 544,950	$ 500,000	$ 1,400,000	$ -	$ 900,000



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
$451,006
$744,950
$1,610,000
$544,950
$500,000
$1,400,000
$900,000
2021 Credit Facility Revolver (£367M)
2022 Term Loan
4.000% Notes Due 2022 (€500M)
2024 AUD Term Loan (AUD$1.2B)
6.375% Notes Due 2024
5.500% Notes Due 2024
3.325% Notes Due 2025 (€500M)
5.250% Notes Due 2026
5.000% Notes Due 2027
4.625% Notes Due 2029

Q3 2019 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM    FINANCIAL INFORMATION    PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands)

For the Three Months Ended

September 30, 2019

Net income attributable to MPT common stockholders    $89,786

Pro forma adjustments for acquisitions and other â½á´¬â¾     30,206

Pro forma net income    $119,992

Add back:

Interest (B)     64,817

Depreciation and amortization (B)     47,556

Share-based compensation     9,087

Gain on sale of real estate, net     (209)

Write-off of straight-line rent and other, net of tax benefit     4,230

Unutilized financing fees     3,959

Income tax (B)     459

3Q 2019 Pro forma adjusted EBITDA    $249,891

Annualization    $999,564

Total debt    $6,096,232

Pro forma changes to cash and debt balance after September 30, 2019 (A)     (566,463)

Pro forma net debt    $5,529,769

Pro forma net debt / annualized adjusted EBITDA     5.5x

(A) Reflects full quarter impact of our mid-Q3 2019 investments and building improvement fundings subsequent to quarter-end. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. Q3 2019 | SUPPLEMENTAL INFORMATION    8

MEDICALPROPERTIESTRUST.COM    PORTFOLIO INFORMATION     LEASE AND LOAN MATURITY SCHEDULE (A) (As of September 30, 2019) ($amounts in thousands) (B)(C)(D)Percentage of Total Years of MaturitiesTotal PropertiesBase Rent/Interest Base Rent/Interest 20191$2,4310.3% 202019250.1% 202123,4440.4% 20221885,5109.3% 2023413,4761.5% 202425,4590.6% 2025520,4302.2% 2026526,3702.9% 202713,1290.3% 202845,4810.6% 20292254,4775.9% Thereafter276697,57475.9% 341### $918,706100.0%

Percentage of

Total Base

80%     75.9%

70%

60%

50%

40%

30%

20%

9.3%

10%     5.9%

0.3%    0.1% 0.4%1.5%0.6%2.2%2.9%0.3%0.6%

0%

2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter (A) Schedule includes leases, mortgage loans and investments in sale leaseback transactions. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. (C) Includes all properties, including those that are part of joint ventures, except four vacant properties representing less than 1.0% of total pro forma gross assets and four facilities that are under development. (D) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). Q3 2019 | SUPPLEMENTAL INFORMATION    9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(September 30, 2019)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (B)	Percentage of Total Actual Revenue
General Acute Care Hospitals	$ 10,545,285	77.8%	$ 530,383	80.6%
Inpatient Rehabilitation Hospitals	1,746,819	12.9%	105,369	16.0%
Long-Term Acute Care Hospitals	353,262	2.6%	22,426	3.4%
Other assets	908,969	6.7%	-	-
Total	$ 13,554,335	100.0%	$ 658,178	100.0%

Domestic Pro Forma Gross Assets by Asset Type


3%
7%
7%
83%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Domestic Actual Revenue by Asset Type


9%
4%
87%

Total Pro Forma Gross Assets by Asset Type


2%
7%
13%
78%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other assets

Total Actual Revenue by Asset Type


16%
3%
81%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 31, 2019 for reconciliation of total assets to pro forma total gross assets at September 30, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.

Q3 2019 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(September 30, 2019)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets (B)	YTD Actual Revenue (C)	Percentage of Total Actual Revenue
Steward				
Massachusetts market	$ 1,483,959	10.9%	$ 102,836	15.6%
Utah market	1,030,804	7.6%	62,262	9.5%
Texas/Arkansas/Louisiana market	715,449	5.3%	51,203	7.8%
Arizona market	325,536	2.4%	23,423	3.6%
Ohio/Pennsylvania market	199,150	1.5%	14,434	2.2%
Florida market	198,201	1.5%	10,902	1.5%
Prospect	1,554,823	11.5%	16,780	2.5%
Prime Healthcare	1,143,557	8.4%	95,961	14.6%
MEDIAN	999,732	7.4%	66,231	10.1%
Healthscope	863,002	6.4%	17,453	2.7%
34 operators	4,131,153	30.4%	196,693	29.9%
Other assets	908,969	6.7%	-	-
Total	$ 13,554,335	100.0%	$ 658,178	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 31, 2019 for reconciliation of total assets to pro forma total gross assets at September 30, 2019.

(B) No single facility accounts for more than 2.7% of total pro forma gross assets.

(C) Includes revenue from properties owned through joint venture arrangements.

Total Pro Forma Gross Assets by Operator


7%
29%
31%
12%
6%
7%
8%
Steward
Prospect
Prime Healthcare
MEDIAN
Healthscope
34 operators
Other assets

Total Actual Revenue by Operator


30%
40%
3%
15%
10%
2%

Q3 2019 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(September 30, 2019)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (B)	Percentage of Total Actual Revenue
Massachusetts	$ 1,489,359	11.0%	$ 102,893	15.6%
California	1,294,937	9.6%	56,143	8.5%
Texas	1,254,397	9.3%	88,818	13.5%
Utah	1,065,674	7.9%	65,128	9.9%
Pennsylvania	575,264	4.2%	16,051	2.4%
28 Other States	3,850,836	28.4%	218,155	33.2%
Other assets	710,512	5.2%	-	-
United States	**$ 10,240,979**	**75.6%**	**$ 547,188**	**83.1%**
Germany	$ 1,088,936	8.0%	$ 72,135	11.0%
Australia	863,002	6.4%	17,453	2.7%
United Kingdom	582,521	4.3%	7,555	1.2%
Switzerland	467,351	3.4%	5,378	0.8%
Italy	87,859	0.6%	5,930	0.9%
Spain	25,230	0.2%	2,539	0.3%
Other assets	198,457	1.5%	-	-
International	**$ 3,313,356**	**24.4%**	**$ 110,990**	**16.9%**
Total	**$ 13,554,335**	**100.0%**	**$ 658,178**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 31, 2019 for reconciliation of total assets to pro forma total gross assets at September 30, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.


Total Pro Forma Gross Assets by Country
76%
8%
6%
4%
3%
<1%
<1%
2%
Total Actual Revenue by Country
83%
11%
3%
1%
<1%
<1%
<1%
United States
Germany
Australia
United Kingdom
Switzerland
Italy
Spain
Other assets
Pro Forma Gross Assets by U.S. State
11%
10%
9%
8%
4%
29%
5%
Actual Revenue by U.S. State
16%
9%
13%
10%
2%
33%
Massachusetts
California
Texas
Utah
Pennsylvania
28 Other States
Other assets

Q3 2019 | SUPPLEMENTAL INFORMATION 12

     MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION SAME STORE EBITDARM(A) RENT COVERAGE YOY and Sequential Quarter Comparisons by Property Type 5.00x 4.00x3.3x 3.2x3.3x 3.2x2.9x2.8x2.8x 2.8x 3.00x2.0x x 2.02.0x 2.0x 2.00x1.5x 1.5x1.4x 1.5x 1.00x 0.00x General Acute CareInpatient RehabilitationLong-Term Acute CareTotal Portfolio HospitalsFacilitiesHospitals Q2 2018 (YoY)Q2 2019 (YoY)Q1 2019 (QoQ) Q2 2019 (QoQ)    Stratification of Portfolio EBITDARM Rent Coverage InvestmentPercentage of EBITDARM Rent Coverage TTMNo. of Facilities (in thousands)Investment Greater than or equal to 4.50x$253,80454.3% 3.00x—4.49x$-00.0% 1.50x—2.99x$37,77860.7% Less than 1.50x$53,43330.9% Total Master Leased, Cross-Defaulted and/or with Parent $5,536,66516194.1% Guaranty: 2.6x General Acute Care Hospitals Master Leased, Cross- $4,007,7455968.1% Defaulted and/or with Parent Guaranty: 3.0x Inpatient Rehabilitation Facilities Master Leased, Cross- $1,280,2528921.8% Defaulted and/or with Parent Guaranty: 2.0x Long-Term Acute Care Hospitals Master Leased, Cross- $248,668134.2% Defaulted and/or with Parent Guaranty: 1.5x 4.2% 4.3%0.7% Greater than or equal to 4.50x 0.9% 3.00x—4.49x 21.8% 1.50x—2.99x Less than 1.50x 68.1%General Acute Master Lease, Cross-Default or Parent Guaranty Rehab Master Lease, Cross-Default or Parent Guaranty LTACH Master Lease, Cross-Default or Parent Guaranty    Notes: Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis. (A) EBITDARM adjusted for non-recurring items. Q3 2019 | SUPPLEMENTAL INFORMATION    13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(Amounts in thousands)

Operator	Location	Investment [A]	Rent Commencement Date	Acquisition/ Development
MEDIAN	Germany	$ 6,064	2/10/2019	Acquisition
BMI Healthcare	United Kingdom	45,124	4/3/2019	Acquisition
Steward	Texas	26,000	4/12/2019	Acquisition
Swiss Medical Network	Switzerland	283,844	5/27/2019	Acquisition [B]
Healthscope	Australia	846,431	6/7/2019	Acquisition
Saint Luke's Health System	Kansas	145,371	6/10/2019	Acquisition
Ramsay Health Care	United Kingdom	422,816	8/16/2019	Acquisition
Prospect	California, Connecticut & Pennsylvania	1,550,000	8/23/2019	Acquisition
Vibra	Various	268,400	8/30/2019	Acquisition
Halsen	California	55,000	9/30/2019	Acquisition
		$ 3,649,050		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
NeuroPsychiatric Hospitals	Texas	$ 27,500	Development
		$ 27,500	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2019

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 9/30/2019	Estimated Rent Commencement Date
Circle Health	United Kingdom	$ 44,061 [C]	$ 35,108	Q2 2020
Circle Health Rehabilitation	United Kingdom	19,862 [D]	16,320	Q2 2020
Surgery Partners	Idaho	113,468	82,651	Q1 2020
		$ 177,391	$ 134,079	

(A) Excludes transaction costs, including real estate transfer and other taxes.

(B) Reflects our acquisition of a 46% stake in Infracore SA and a 4.9% stake in Aevis.

(C) Represents £35.9 million commitment converted to USD at September 30, 2019.

(D) Represents £16.2 million commitment converted to USD at September 30, 2019.

Q3 2019 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
REVENUES				
Rent billed	$ 124,361	$ 118,238	$ 343,841	$ 369,076
Straight-line rent	31,026	18,293	76,813	49,157
Income from direct financing leases	17,502	18,998	52,168	55,613
Interest and other income	51,867	41,467	124,937	130,098
Total revenues	224,756	196,996	597,759	603,944
EXPENSES				
Interest	64,519	57,215	167,396	172,364
Real estate depreciation and amortization	40,833	29,949	108,161	100,217
Property-related [A]	4,038	2,719	15,394	6,823
General and administrative	23,286	20,982	69,009	58,352
Acquisition costs	-	506	-	917
Total expenses	132,676	111,371	359,960	338,673
OTHER INCOME (EXPENSE)				
Gain on sale of real estate and other, net	209	647,204	62	672,822
Earnings from equity interests	3,474	3,116	11,635	10,542
Unutilized financing fees	(3,959)	-	(4,873)	-
Other	(2,282)	2,595	(1,497)	(4,297)
Total other income	(2,558)	652,915	5,327	679,067
Income before income tax	89,522	738,540	243,126	944,338
Income tax benefit (expense)	745	(2,064)	3,352	(4,802)
Net income	90,267	736,476	246,478	939,536
Net income attributable to non-controlling interests	(481)	(442)	(1,432)	(1,334)
Net income attributable to MPT common stockholders	$ 89,786	$ 736,034	$ 245,046	$ 938,202
EARNINGS PER COMMON SHARE - BASIC				
Net income attributable to MPT common stockholders	$ 0.20	$ 2.01	$ 0.60	$ 2.56
EARNINGS PER COMMON SHARE - DILUTED				
Net income attributable to MPT common stockholders	$ 0.20	$ 2.00	$ 0.60	$ 2.56
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	439,581	365,024	404,902	364,934
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	440,933	366,467	406,100	365,784
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.26	$ 0.25	$ 0.76	$ 0.75

A) *Includes $2.9 million and $11.4 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three and nine months ended September 30, 2019, respectively. These costs are required to be presented on a gross basis (with offset included in Interest and other income), following our adoption of the new lease accounting standard on January 1, 2019. We presented similar items in the prior year on a net basis.*

Q3 2019 | SUPPLEMENTAL INFORMATION 15

     MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) September 30, 2019December 31, 2018 (Unaudited)(A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other$7,310,604$5,268,459 Mortgage loans1,268,5631,213,322 Net investment in direct financing leases688,891684,053 Investment in sale leaseback transactions1,390,619- Gross investment in real estate assets10,658,6777,165,834 Accumulated depreciation and amortization(571,589)(464,984) Net investment in real estate assets10,087,0886,700,850 Cash and cash equivalents461,622820,868 Interest and rent receivables25,65325,855 Straight-line rent receivables299,993220,848 Equity investments777,102520,058 Other loans521,398373,198 Other assets279,297181,966 Total Assets$12,452,153$8,843,643 LIABILITIES AND EQUITY Liabilities Debt, net$6,096,232$4,037,389 Accounts payable and accrued expenses249,642204,325 Deferred revenue16,37713,467 Obligations to tenants and other lease liabilities103,08427,524 Total Liabilities6,465,3354,282,705 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding-- Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding—459,778 shares at September 30, 2019 and 370,637 shares at December 31, 2018460371 Additional paid-in capital5,972,3414,442,948 Retained earnings51,702162,768 Accumulated other comprehensive loss(50,186)(58,202) Treasury shares, at cost(777)(777) Total Medical Properties Trust, Inc. Stockholders’ Equity5,973,5404,547,108 Non-controlling interests13,27813,830 Total Equity5,986,8184,560,938 Total Liabilities and Equity$12,452,153$8,843,643 (A) Financials have been derived from the prior year audited financial statements. Q3 2019 | SUPPLEMENTAL INFORMATION 16

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended September 30, 2019)
(Unaudited)
($ amounts in thousands)

Real Estate Joint Venture Details

Income Statement		
Total revenues	**$**	**48,076**
Expenses:		
Interest		14,856
Real estate depreciation and amortization		19,013
General and administrative		1,689
Other		2,198
Income taxes		(1,425)
Total expenses		**36,331**
Net income	**$**	**11,745**

Balance Sheet Information		
Total Assets	**$**	**3,049,992**
Debt, (third party)		1,028,823
Shareholder loans		657,237
Other liabilities		348,443
Total Liabilities	**$**	**2,034,503**

Leverage Metrics (Third-party debt only)	
Debt to EBITDA (annualized)	**5.8x**
Debt to Total Assets	**33.7%**

Joint Venture Impact

Income Statement Impact to MPT	Amounts		Financial Statement Location
Real estate joint venture income[1]	$	5,216	Earnings from equity interests
Operator joint venture loss		(1,742)	Earnings from equity interests
Total joint venture income	**$**	**3,474**	
Management fee revenue	$	140	Interest and other income
Shareholder loan interest revenue	$	4,296	Interest and other income

Balance Sheet Impact to MPT	Amounts		Financial Statement Location
Real estate joint venture investments	$	551,934	Equity investments
Other joint venture investments		225,168	Equity investments
Total joint venture investments	**$**	**777,102**	
Shareholder loans	$	328,618	Other loans

(1) Includes $1.7 million of straight-line rent revenue and $9.2 million of depreciation and amortization expense.

Q3 2019 | SUPPLEMENTAL INFORMATION 17

Medical Properties Trust 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director of Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com AT THE VERY HEART OF HEALTHCARE® .